Putnam
Global Equity
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Global Equity Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended October 31, 2004, Putnam Global Equity Fund's class A shares returned 9.67% without sales charges and 3.35% with maximum sales charges reflected.

 * The fund's benchmark, the MSCI World Index, returned 13.25%.

 * The average return for the fund's Lipper category, Global Large-Cap Core Funds, was 9.85%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Putnam Global Equity Fund advanced during the past 12 months, as the world economy expanded at a pace that gradually decelerated. We kept the portfolio broadly diversified because we did not consider there to be many opportunities for out performance on a market-by-market or industry sector basis. In selecting stocks, we favored what we believed to be undervalued stocks of high-quality companies generating strong and sustainable cash flow growth. Stocks with these characteristics underperformed the broad markets in the first half of the year, but recovered to lead markets in the latter half of the period. This positioning enabled the fund to finish only slightly behind the average for its peer group, based on results at net asset value (NAV). However, results for the fund's benchmark index, which includes many stocks of lower-quality companies, still reflect the disproportionate gains those stocks provided during the first half of the fiscal year. Due to the fund's higher-quality focus, its results lagged those of the index more substantially.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 7/1/94)           NAV         POP
--------------------------------------------------
1 year                       9.67%       3.35%
--------------------------------------------------
5 years                     -2.73       -8.36
Annual average              -0.55       -1.73
--------------------------------------------------
10 years                   157.03      142.31
Annual average               9.90        9.25
--------------------------------------------------
Annual average
(life of fund)              10.11        9.48
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

FUND PROFILE

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of large and midsize companies worldwide. The fund targets stocks that offer a combination of growth potential and attractive valuations. It may be appropriate for investors seeking capital appreciation and willing to accept the risk of investing in markets outside the United States.


Market overview

World markets advanced broadly during your fund's fiscal year, supported by a continuing economic expansion. However, after markets advanced together during the first six months of the fiscal period, in the second half, as economies in several regions began to decelerate, markets experienced more volatility and changes in leadership.

The U.S. stock market reached a peak in the early months of calendar year 2004. Corporate profits remained at a generally high level, giving the market resilience. However, rising long-term interest rates, short-term rate increases by the U.S. Federal Reserve Board, which began June 30, and rising energy prices combined to foster increasing uncertainty for investors and greater turbulence for stocks. During this period, international markets generally outperformed U.S. markets. Japanese stocks recovered strongly in the first half of the fiscal year as an export-led recovery also helped to spur consumer spending. Reforms in the financial sector and the progress of corporate restructuring also helped the Japanese market. In Europe, U.K. stocks stalled as the Bank of England undertook a series of interest-rate increases. France and Germany, though plagued by high unemployment, enjoyed a more accommodative monetary policy from the European Central Bank. The euro, which rose to record levels versus the dollar, put pressure on many European countries to cut costs in order to compete in global markets. Stocks in the emerging markets generally performed well, benefiting from stable economic growth in Asia and Latin America. Although rising interest rates in developed markets caused a temporary setback for emerging markets stocks, they recovered lost ground in the final months of the period.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
MSCI World Index (global stocks)                                       13.25%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 18.84%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)        10.72%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)  12.92%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      4.83%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
------------------------------------------------------------------------------

Strategy overview

Your fund's portfolio is designed to provide broad exposure to leading companies in global markets and industries. We construct the portfolio with a process that combines fundamental stock selection with top-down decisions about market and sector weightings. Although we typically avoid major overweights or underweights relative to the benchmark index, we try to add to performance and manage risk by favoring what we consider to be the most attractive markets and sectors.

In the past 12 months, as the global economic expansion peaked and began to slow, we favored companies that we thought could maintain their dominance in a slower environment. The specific qualities we sought were industry leadership, operational efficiency, and strong, predictable, and sustainable cash flow growth. Since stocks with these qualities were lagging in international markets during the early months of the period, we were able to build positions while valuations were attractive.

One sector in which many stocks met our criteria was health care. These stocks have stagnated recently because companies are not bringing many new products to market, and because of concerns about possible government efforts to reduce health-care costs. We pared down positions in utilities, where valuations have risen to unattractive levels, and in basic materials, because commodity prices appear likely to fall. In terms of market positioning, we gradually reduced exposure to emerging markets, where stock prices are typically held in check when interest rates rise in developed markets.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                  as of 4/30/04    as of 10/31/04

United States          49.5%             51.2%

United Kingdom         12.5%             10.3%

Japan                   8.3%              7.4%

France                  3.3%              4.2%

Spain                   2.0%              2.6%

Footnote reads:
This chart shows how the fund's top weightings, excluding short-term investments, have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The portfolio favored companies that, in our view, have an outlook for steady growth and whose stocks trade at attractive valuations. Among the fund's largest holdings were several U.S.-based companies. Freddie Mac, which purchases mortgages from lenders and packages them into securities that are sold to investors, stumbled in November 2003, as it began to reorganize its accounting procedures and its executive leadership. Although it took several months to make these changes, the stock has recovered strongly since May. Our analysis indicates the company is likely to benefit as rising interest rates prompt banks to sell a greater portion of their mortgage portfolios, a trend that could fuel Freddie Mac's growth. Citigroup, another large financial holding, underperformed because of investor concerns about rising interest rates and some troubles in the company's Japanese operations. We continue to hold Citigroup because, in our view, it is undervalued relative to its ability to grow earnings.

Our positioning in the health-care sector is based on assessments of future potential rather than recent performance. Many stocks in the sector have declined during the second half of the fiscal year. Cardinal Health dropped sharply last summer when the market became concerned about its accounting issues. However, we believe the stock will recover, because even as it changes accounting practices, its business model will remain viable and the company will continue to generate strong earnings and cash flow.

For pharmaceutical makers, the market was concerned about weak product development and possible political action to reduce U.S. drug costs. Conditions worsened in September when Merck had to pull its pain reliever, Vioxx, from the market, a move that hurt performance across the industry. Although the fund had no exposure to Merck, we have maintained large positions in holdings such as Pfizer, Johnson & Johnson, Amgen, and AstraZeneca of the United Kingdom. We believe these stocks are undervalued relative to their respective companies' ability to generate steady future earnings.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF
10/31/04]

TOP INDUSTRY WEIGHTINGS AS OF 10/31/04

Pharmaceuticals               10.4%

Banking                        9.0%

Oil and gas                    7.8%

Financial                      6.1%

Telecommunications             5.4%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


In the second half of the fiscal year we added to the fund's position in Petroleo Brasileiro. This is an example of a well-managed company that we consider to be undervalued in its industry because it is based in an emerging market, Brazil. The stock appreciated as the price of oil rose. In a different industry, Samsung Electronics of South Korea also was undervalued, in our view, because it is based in an emerging market. It is a large electronics conglomerate with a powerful position in markets for many technology products, including liquid crystal display screens, semiconductors, and wireless telephone handsets. The stock experienced volatility along with the technology sector over the past several months, but we think it remains very well positioned to achieve sustained earnings growth.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

 1 Freddie Mac (3.2%)
   United States
   Financial

 2 Citigroup, Inc. (2.9%)
   United States
   Financial

 3 Johnson & Johnson (2.9%)
   United States
   Pharmaceuticals

 4 Pfizer, Inc. (2.8%)
   United States
   Pharmaceuticals

 5 Vodafone Group PLC (2.6%)
   United Kingdom
   Telecommunications

 6 Microsoft Corp. (2.6%)
   United States
   Software

 7 ExxonMobil Corp. (2.5%)
   United States
   Oil and gas

 8 MBNA Corp. (2.0%)
   United States
   Consumer finance

9 Tyco International, Ltd. (1.9%)
   Bermuda
   Conglomerates

10 Altria Group, Inc. (1.8%)
   United States
   Tobacco

Footnote reads:
The fund's holdings will change over time.


Although it provided positive returns for the year, Nestle, the foodstuffs company based in Switzerland, had disappointing results in the second half of the year because of several problems, including rising prices for many of its raw materials and the adverse effects of a strong euro. However, we also believe European consumers are showing less loyalty to consumer brands, and that competitors are gaining market share. In consequence, we significantly reduced the fund's position in Nestle.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we begin the fund's 2005 fiscal year, the portfolio is positioned in favor of relatively large companies with the size and strength to deliver consistent earnings growth. Based on our fundamental research, we believe stocks with these qualities offer the most attractive relative valuations and capital appreciation potential. In the past couple of years, such stocks have generally lagged stocks of smaller companies. We also favor large-cap stocks with these characteristics because we think that the global economy is slowing from the growth pace it reached early in calendar year 2004. As interest rates increase, larger companies have a stronger competitive position to finance growth and maintain their market share. These companies should also be well positioned if global economic growth subsides any further. We believe it's most likely that the global economy will continue expanding at a moderate pace over the coming year, and we believe that our emphasis on these larger-company stocks should enable the fund to benefit from this trend.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Global Core Team. The members of the team are Shigeki Makino (Portfolio Leader), Mark Bogar (Portfolio Member), Joshua Brooks (Portfolio Member), David Gerber (Portfolio Member), and Stephen Oler (Portfolio Member).

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000   and over
-------------------------------------------------------------------------------------------------------------
Shigeki Makino      2004                                                                              *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003                                                     *
-------------------------------------------------------------------------------------------------------------
Mark Bogar          2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                        *
-------------------------------------------------------------------------------------------------------------
Joshua Brooks       2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
David Gerber        2004                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
Stephen Oler        2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/03.



Other funds managed by the Portfolio Leader and Portfolio Members

Joshua Brooks is also a Portfolio Leader of Putnam Capital Appreciation Fund and a Portfolio Member of Putnam Investors Fund.

Stephen Oler is also a Portfolio Member of Putnam International Equity
Fund.

Shigeki Makino, Mark Bogar, Joshua Brooks, David Gerber, and Stephen Oler may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Leader Paul Warren and Portfolio Member Geir Lode left your fund's management team, and Portfolio Member Joshua Brooks joined your fund's management team. During the same period, Shigeki Makino became Portfolio Leader and David Gerber became a Portfolio Member of your fund.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (7/1/94)              (7/1/94)              (2/1/99)              (7/3/95)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                     9.67%      3.35%      8.67%      3.67%      8.68%      7.68%      8.98%      5.21%      9.35%
----------------------------------------------------------------------------------------------------------------------------
5 years                   -2.73      -8.36      -6.22      -7.58      -6.26      -6.26      -5.00      -8.36      -3.92
Annual average            -0.55      -1.73      -1.28      -1.56      -1.28      -1.28      -1.02      -1.73      -0.80
----------------------------------------------------------------------------------------------------------------------------
10 years                 157.03     142.31     140.24     140.24     140.24     140.24     146.65     137.94     150.42
Annual average             9.90       9.25       9.16       9.16       9.16       9.16       9.45       9.06       9.61
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.11       9.48       9.38       9.38       9.37       9.37       9.66       9.27       9.83
----------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/94 to 10/31/04


             Fund's class A         MSCI World
Date          shares at POP           Index

10/31/94          9,425              10,000
10/31/95         11,265              11,655
10/31/96         13,215              13,226
10/31/97         16,416              15,311
10/31/98         17,679              19,037
10/31/99         24,912              23,784
10/31/00         29,772              20,650
10/31/01         20,599              17,176
10/31/02         18,176              13,760
10/31/03         22,095              18,315
10/31/04        $24,231             $19,229

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $24,024 and $24,024, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $24,665 ($23,794 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $25,042. See first page of performance section for performance calculation method.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
------------------------------------------------------------------------------
                                                     Lipper Global Large-
                                MSCI World           Cap Core Funds
                                Index                category average*
------------------------------------------------------------------------------
1 year                          13.25%               9.85%
------------------------------------------------------------------------------
5 years                        -10.17               -9.49
Annual average                  -2.12               -2.11
------------------------------------------------------------------------------
10 years                        92.29               98.49
Annual average                   6.76                6.86
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.04                7.22
------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 68, 35, and 14 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Distributions (number)       1          1          1          1          1
------------------------------------------------------------------------------
Income                    $0.156     $0.106     $0.097     $0.119     $0.143
------------------------------------------------------------------------------
Capital gains                 --         --         --         --         --
------------------------------------------------------------------------------
Total                     $0.156     $0.106     $0.097     $0.119     $0.143
------------------------------------------------------------------------------
Share value:            NAV    POP     NAV        NAV        NAV    POP   NAV
------------------------------------------------------------------------------
10/31/03              $7.20  $7.64   $6.60       $6.94      $6.97 $7.22  $7.19
------------------------------------------------------------------------------
10/31/04               7.73   8.16+   7.06        7.44       7.47  7.74   7.71
------------------------------------------------------------------------------

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


--------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------
                       Class A         Class B          Class C       Class M    Class R
(inception dates)      (7/1/94)       (7/1/94)         (2/1/99)       (7/3/95)  (1/21/03)
--------------------------------------------------------------------------------------------
                     NAV      POP    NAV     CDSC    NAV     CDSC    NAV       POP    NAV
--------------------------------------------------------------------------------------------
1 year              13.22%   6.66%  12.30%   7.30%  12.47%  11.47%  12.61%    8.67%  13.03%
--------------------------------------------------------------------------------------------
5 years              0.25   -5.50   -3.35   -4.75   -3.16   -3.16   -1.97    -5.44   -0.79
Annual average       0.05   -1.13   -0.68   -0.97   -0.64   -0.64   -0.40    -1.11   -0.16
--------------------------------------------------------------------------------------------
10 years           153.79  139.14  137.54  137.54  137.26  137.26  143.73   135.05  147.53
Annual average       9.76    9.11    9.04    9.04    9.02    9.02    9.32     8.92    9.49
--------------------------------------------------------------------------------------------
Annual average
(life of fund)       9.97    9.34    9.25    9.25    9.24    9.24    9.52     9.14    9.71
--------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.35     $10.17     $10.16      $8.89      $7.62
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,036.20  $1,032.20  $1,031.90  $1,033.20  $1,033.50
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                             Expenses paid              expenses
investment on 5/1/04 [DIV]   $1,000   x   per $1,000              =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000              [DIV]   $1,000   x   $6.35 (see table above) =  $63.50
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04
----------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*               $6.29     $10.08     $10.08      $8.82      $7.56
----------------------------------------------------------------------------
Ending value
(after
expenses)         $1,018.90  $1,015.13  $1,015.13  $1,016.39  $1,017.65
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+            1.24%      1.99%      1.99%      1.74%      1.49%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                   1.50%      2.25%      2.25%      2.00%      1.75%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Global Equity
Fund                         77%        82%       103%+      199%       209%
------------------------------------------------------------------------------
Lipper Global Large-Cap
Core Funds category
average                      64%        69%        58%        64%        71%
------------------------------------------------------------------------------

  Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

+ The fund changed its fiscal year-end from February 28 to October 31.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.86

Int'l stock
fund average           3.61

0%   INCREASING RISK   100%


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns - with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers;
(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.



Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund, including the fund's portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP

Boston, Massachusetts
December 13, 2004



The fund's portfolio
October 31, 2004

Common stocks (96.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------
     1,249,005 WPP Group PLC (United Kingdom)                       $12,505,571

Aerospace and Defense (1.8%)
-------------------------------------------------------------------------------
       358,500 Boeing Co. (The)                                      17,889,150
       156,071 L-3 Communications Holdings, Inc.                     10,289,761
       307,500 Lockheed Martin Corp.                                 16,940,175
                                                                 --------------
                                                                     45,119,086

Automotive (2.7%)
-------------------------------------------------------------------------------
       527,800 Honda Motor Co., Ltd. (Japan)                         25,452,915
       239,530 Hyundai Motor Co. (South Korea)                       11,623,306
       119,800 Hyundai Motor Co. GDR 144A (South
               Korea)                                                 2,842,854
        18,680 Porsche AG (Preferred) (Germany)                      11,879,546
       177,329 Renault SA (France)                                   14,795,736
                                                                 --------------
                                                                     66,594,357

Banking (9.0%)
-------------------------------------------------------------------------------
     1,079,534 Allied Irish Banks PLC (Ireland)                      18,742,259
       493,500 Commerce Bancorp, Inc. (S)                            29,234,940
       589,247 Credit Agricole SA (France)                           17,215,171
       457,600 Fifth Third Bancorp (S)                               22,509,344
     2,360,951 HSBC Holdings PLC (United Kingdom)                    38,042,758
       724,026 Royal Bank of Scotland Group PLC
               (United Kingdom)                                      21,290,133
       143,153 Royal Bank of Scotland Group PLC
               144A (United Kingdom)                                  4,209,443
       895,000 State Street Corp.                                    40,319,750
     1,100,958 U.S. Bancorp                                          31,498,408
                                                                 --------------
                                                                    223,062,206

Beverage (0.5%)
-------------------------------------------------------------------------------
       376,801 Interbrew SA (Belgium)                                13,347,201

Biotechnology (1.7%)
-------------------------------------------------------------------------------
       738,600 Amgen, Inc. (NON)                                     41,952,480

Broadcasting (1.9%)
-------------------------------------------------------------------------------
       449,864 Gestevision Telecinco SA (Spain)
               (NON)                                                  8,565,565
        57,170 Gestevision Telecinco SA 144A
               (Spain) (NON)                                          1,088,536
     1,141,490 Mediaset SpA (Italy)                                  12,979,639
       681,300 Viacom, Inc. Class B                                  24,860,637
                                                                 --------------
                                                                     47,494,377

Chemicals (0.6%)
-------------------------------------------------------------------------------
       227,760 BASF AG (Germany)                                     14,209,194

Commercial and Consumer Services (1.5%)
-------------------------------------------------------------------------------
       152,400 eBay, Inc. (NON)                                      14,875,764
       949,340 Securitas AB Class B (Sweden)                         12,949,611
       292,300 Yahoo!, Inc. (NON)                                    10,578,337
                                                                 --------------
                                                                     38,403,712

Computers (0.5%)
-------------------------------------------------------------------------------
     1,920,000 Hitachi, Ltd. (Japan)                                 12,062,164

Conglomerates (1.8%)
-------------------------------------------------------------------------------
     1,474,242 Tyco International, Ltd. (Bermuda)
               (S)                                                   45,922,638

Construction (0.4%)
-------------------------------------------------------------------------------
     1,415,564 Rinker Group, Ltd. (Australia)                         9,174,774

Consumer Finance (3.4%)
-------------------------------------------------------------------------------
       385,400 Countrywide Financial Corp.                           12,305,822
       491,500 Credit Saison Co., Ltd. (Japan)                       15,693,558
     1,976,150 MBNA Corp.                                            50,648,725
        82,750 Takefuji Corp. (Japan)                                 5,222,050
                                                                 --------------
                                                                     83,870,155

Consumer Goods (1.1%)
-------------------------------------------------------------------------------
       183,500 Colgate-Palmolive Co.                                  8,187,770
       702,457 Reckitt Benckiser PLC (United
               Kingdom)                                              19,227,354
                                                                 --------------
                                                                     27,415,124

Electric Utilities (0.6%)
-------------------------------------------------------------------------------
       730,311 Iberdrola SA (Spain)                                  15,939,625
       234,800 National Thermal Power Corp., Ltd.
               144A (India) (NON)                                       321,076
                                                                 --------------
                                                                     16,260,701

Electrical Equipment (1.0%)
-------------------------------------------------------------------------------
       333,821 Siemens AG (Germany)                                  24,838,335

Electronics (4.2%)
-------------------------------------------------------------------------------
       253,000 Analog Devices, Inc. (S)                              10,185,780
        43,300 FUNAI Electric Co., Ltd. (Japan)                       5,652,614
     1,029,800 Intel Corp.                                           22,923,348
        70,250 LG Electronics, Inc. (South Korea)                     3,967,650
       415,400 Omron Corp. (Japan)                                    9,409,786
        64,910 Samsung Electronics Co., Ltd. (South
               Korea)                                                25,494,142
     1,260,800 SanDisk Corp. (NON) (S)                               26,312,896
           294 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan)                                           386
                                                                 --------------
                                                                    103,946,602

Energy (1.4%)
-------------------------------------------------------------------------------
       235,100 Cooper Cameron Corp. (NON) (S)                        11,367,085
       285,800 Noble Corp. (Cayman Islands) (NON)                    13,055,344
       201,400 Pride International, Inc. (NON)                        3,721,872
       724,000 TonenGeneral Sekiyu KK (Japan)                         6,300,989
                                                                 --------------
                                                                     34,445,290

Financial (6.1%)
-------------------------------------------------------------------------------
     1,634,240 Citigroup, Inc. (SEG)                                 72,511,229
     1,198,300 Freddie Mac                                           79,806,780
                                                                 --------------
                                                                    152,318,009

Food (1.5%)
-------------------------------------------------------------------------------
       199,997 Groupe Danone (France)                                16,687,078
        87,468 Nestle SA (Switzerland)                               20,627,184
                                                                 --------------
                                                                     37,314,262

Health Care Services (1.9%)
-------------------------------------------------------------------------------
       622,600 Cardinal Health, Inc.                                 29,106,550
       189,500 CIGNA Corp.                                           12,025,670
       148,900 Laboratory Corporation of America
               Holdings (NON) (S)                                     6,819,620
                                                                 --------------
                                                                     47,951,840

Homebuilding (0.9%)
-------------------------------------------------------------------------------
       488,400 Lennar Corp. (S)                                      21,968,232

Insurance (4.1%)
-------------------------------------------------------------------------------
     1,258,565 Aegon NV (Netherlands)                                13,734,597
       432,600 American International Group, Inc.                    26,263,146
        86,300 Everest Re Group, Ltd. (Bermuda)                       6,849,631
       547,865 ING Groep NV (Netherlands)                            14,459,212
       131,900 Radian Group, Inc. (S)                                 6,321,967
       236,437 XL Capital, Ltd. Class A (Cayman
               Islands)                                              17,141,683
       118,794 Zurich Financial Services AG
               (Switzerland)                                         16,863,190
                                                                 --------------
                                                                    101,633,426

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------
       209,300 Lehman Brothers Holdings, Inc. (S)                    17,193,995

Manufacturing (1.3%)
-------------------------------------------------------------------------------
       820,990 SKF AB Class B (Sweden)                               31,749,272

Media (0.5%)
-------------------------------------------------------------------------------
       445,900 Fox Entertainment Group, Inc. Class
               A (NON)                                               13,225,394

Medical Technology (1.1%)
-------------------------------------------------------------------------------
        80,998 Cie Generale D'Optique Essilor
               International SA (France)                              5,480,736
       431,600 Medtronic, Inc.                                       22,059,076
                                                                 --------------
                                                                     27,539,812

Metals (1.3%)
-------------------------------------------------------------------------------
       354,367 Arcelor (Luxembourg)                                   6,598,532
       481,800 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                          10,194,888
       583,320 Rio Tinto PLC (United Kingdom)                        15,218,296
                                                                 --------------
                                                                     32,011,716

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
     3,209,000 Tokyo Gas Co., Ltd. (Japan)                           11,938,919

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------
       535,200 Canon, Inc. (Japan)                                   26,364,284

Oil & Gas (7.8%)
-------------------------------------------------------------------------------
       145,300 Amerada Hess Corp. (S)                                11,727,163
       680,060 Canadian Natural Resources, Ltd.
               (Canada)                                              28,596,537
     1,230,450 ENI SpA (Italy)                                       27,998,017
     1,238,856 ExxonMobil Corp.                                      60,976,492
       544,000 Marathon Oil Corp.                                    20,731,840
       682,892 Petroleo Brasileiro SA ADR (Brazil)
               (S)                                                   24,249,495
        92,687 Total SA (France)                                     19,215,841
                                                                 --------------
                                                                    193,495,385

Pharmaceuticals (10.4%)
-------------------------------------------------------------------------------
       883,527 AstraZeneca PLC (United Kingdom)                      36,129,603
       114,350 Forest Laboratories, Inc. (NON)                        5,100,010
     1,411,869 GlaxoSmithKline PLC (United Kingdom)                  29,669,279
     1,218,900 Johnson & Johnson                                     71,159,382
     2,376,291 Pfizer, Inc.                                          68,793,624
       174,699 Roche Holding AG (Switzerland)                        17,802,979
       430,100 Sankyo Co., Ltd. (Japan)                               8,912,310
       231,200 Takeda Chemical Industries, Ltd.
               (Japan)                                               11,149,515
       238,700 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                                8,745,813
                                                                 --------------
                                                                    257,462,515

Photography/Imaging (1.2%)
-------------------------------------------------------------------------------
     1,989,700 Xerox Corp. (NON) (S)                                 29,387,869

Publishing (0.2%)
-------------------------------------------------------------------------------
       178,391 VNU NV (Netherlands)                                   4,857,833

Railroads (0.4%)
-------------------------------------------------------------------------------
       164,550 Canadian National Railway Co.
               (Canada)                                               8,893,928

Retail (5.0%)
-------------------------------------------------------------------------------
       132,390 AutoZone, Inc. (NON)                                  10,830,826
     4,902,063 Dixons Group PLC (United Kingdom)                     15,424,987
       230,400 Family Dollar Stores, Inc.                             6,808,320
       448,593 Industria de Diseno Textil (Inditex)
               SA (Spain)                                            11,365,664
       446,200 Kohl's Corp. (NON) (S)                                22,649,112
       559,055 Lowe's Cos., Inc. (S)                                 31,463,615
       285,800 Rent-A-Center, Inc. (NON)                              6,856,342
       441,615 TJX Cos., Inc. (The)                                  10,589,928
     2,221,166 Wal-Mart de Mexico SA de CV Ser. V
               (Mexico)                                               7,265,136
                                                                 --------------
                                                                    123,253,930

Software (4.4%)
-------------------------------------------------------------------------------
       118,900 Adobe Systems, Inc.                                    6,661,967
     2,290,800 Microsoft Corp.                                       64,119,492
     2,173,100 Oracle Corp. (NON)                                    27,511,446
       208,800 Symantec Corp. (NON) (S)                              11,889,072
                                                                 --------------
                                                                    110,181,977

Technology Services (1.3%)
-------------------------------------------------------------------------------
       350,200 Automatic Data Processing, Inc.                       15,195,178
       478,900 Fiserv, Inc. (NON) (S)                                17,020,106
                                                                 --------------
                                                                     32,215,284

Telecommunications (5.4%)
-------------------------------------------------------------------------------
       574,856 France Telecom SA (France) (NON)                      16,407,216
       555,420 KT Corp. ADR (South Korea) (S)                        10,253,053
        11,765 NTT DoCoMo, Inc. (Japan)                              20,722,000
       397,180 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L (Mexico)                         13,599,443
       403,800 Telus Corp. (Canada)                                   9,172,005
    25,154,978 Vodafone Group PLC (United Kingdom)                   64,290,577
                                                                 --------------
                                                                    134,444,294

Telephone (0.5%)
-------------------------------------------------------------------------------
       205,400 NTL, Inc. (NON) (S)                                   13,661,154

Tobacco (3.5%)
-------------------------------------------------------------------------------
       734,703 Altadis SA (Spain)                                    26,884,666
       922,103 Altria Group, Inc.                                    44,685,111
         1,820 Japan Tobacco, Inc. (Japan)                           15,959,499
                                                                 --------------
                                                                     87,529,276

Transportation Services (0.4%)
-------------------------------------------------------------------------------
       403,629 TPG NV (Netherlands)                                   9,723,336

Water Utilities (0.6%)
-------------------------------------------------------------------------------
       493,407 Veolia Environnement (France)                         14,904,654
                                                                 --------------
               Total Common stocks
               (cost $2,284,717,506)                             $2,401,844,563

Short-term investments (7.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $78,529,425 Putnam Prime Money Market Fund (e)                   $78,529,425
   111,745,758 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.75% to 2.03% and due dates ranging
               from November 1, 2004 to December 6,
               2004 (d)                                             111,708,480
                                                                 --------------
               Total Short-term investments
               (cost $190,237,905)                                 $190,237,905
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,474,955,411)                             $2,592,082,468
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,482,856,975.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.


DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2004: (as a percentage of Market Value)

Belgium                                         0.5%
Bermuda                                         2.1
Brazil                                          1.4
Canada                                          1.9
Cayman Islands                                  1.2
France                                          4.2
Germany                                         2.1
Ireland                                         0.8
Italy                                           1.7
Japan                                           7.4
Mexico                                          0.8
Netherlands                                     1.7
South Korea                                     2.2
Spain                                           2.6
Sweden                                          1.8
Switzerland                                     2.2
United Kingdom                                 10.3
United States                                  54.4
Other                                           0.7
                                              ------
Total                                         100.0%


Forward currency contracts to buy at October 31, 2004
(aggregate face value $376,143,355)
                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                  $130,871,379      $123,459,321          12/15/04        $7,412,058
British Pound                        99,967,381        97,663,217          12/15/04         2,304,164
Canadian Dollar                      12,946,850        12,064,679          12/15/04           882,171
Danish Krone                         10,001,152         9,499,772          12/15/04           501,380
Euro                                 25,832,777        25,846,370          12/15/04           (13,593)
Japanese Yen                         85,013,917        82,548,556          12/15/04         2,465,361
Norwegian Krone                      13,333,857        12,745,041          12/15/04           588,816
Swiss Franc                          12,923,630        12,316,399          12/15/04           607,231
------------------------------------------------------------------------------------------------------
                                                                                          $14,747,588
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell at October 31, 2004
(aggregate face value $163,818,152)
                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
Australian Dollar                   $23,308,501       $22,949,837          12/15/04         $(358,664)
British Pound                         6,445,279         6,311,643          12/15/04          (133,636)
Canadian Dollar                       6,702,012         6,172,854          12/15/04          (529,158)
Euro                                 74,648,780        71,886,220          12/15/04        (2,762,560)
Mexican Peso                         17,619,412        17,563,060          12/15/04           (56,352)
Swedish Krona                        19,881,453        18,805,812          12/15/04        (1,075,641)
Swiss Franc                          21,149,349        20,128,726          12/15/04        (1,020,623)
------------------------------------------------------------------------------------------------------
                                                                                          $(5,936,634)
------------------------------------------------------------------------------------------------------





Futures contracts outstanding at October 31, 2004
                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Dow Jones Euro STOXX
50 (Long)                           $10,075,220        $9,933,148            Dec-04          $142,072
New Financial Times Stock
Exchange 100 Index (Long)             8,923,101         8,821,691            Dec-04           101,410
S&P 500 Index (Long)                 22,606,000        22,374,579            Dec-04           231,421
Tokyo Price Index (Long)              7,018,932         7,409,165            Dec-04          (390,233)
------------------------------------------------------------------------------------------------------
                                                                                              $84,670
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $108,979,382 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,396,425,986)          $2,513,553,043
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $78,529,425) (Note 5)          78,529,425
-------------------------------------------------------------------------------
Cash                                                                   14,509
-------------------------------------------------------------------------------
Foreign currency (cost $1,847,484) (Note 1)                         1,863,547
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,355,697
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                480,058
-------------------------------------------------------------------------------
Receivable for securities sold                                     20,166,719
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              449,772
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)            14,822,688
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           3,021,590
-------------------------------------------------------------------------------
Total assets                                                    2,636,257,048

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   16,170,354
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          9,004,973
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 3,685,162
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,558,556
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                421,309
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,707
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                851,251
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                6,011,734
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              3,108,250
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                111,708,480
-------------------------------------------------------------------------------
Other accrued expenses                                                877,297
-------------------------------------------------------------------------------
Total liabilities                                                 153,400,073
-------------------------------------------------------------------------------
Net assets                                                     $2,482,856,975

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $4,654,047,207
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (8,309,112)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,288,993,696)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 126,112,576
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,482,856,975

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,919,183,304 divided by 248,419,860 shares)                          $7.73
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $7.73)*                  $8.16
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($464,643,515 divided by 65,808,786 shares)**                           $7.06
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,105,415 divided by 4,583,095 shares)**                             $7.44
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($34,707,605 divided by 4,648,474 shares)                               $7.47
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.47)*                  $7.74
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($56,627 divided by 7,341 shares)                         $7.71
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($30,160,509 divided by 3,786,553 shares)                 $7.97
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,436,546)                      $43,276,829
-------------------------------------------------------------------------------
Interest (including interest income of $468,481 from
investments in affiliated issuers) (Note 5)                           892,720
-------------------------------------------------------------------------------
Securities lending                                                    164,910
-------------------------------------------------------------------------------
Total investment income                                            44,334,459

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   17,985,333
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    6,996,461
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                             1,339,092
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             85,490
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       37,318
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,216,323
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,122,673
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 377,885
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 285,041
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      77
-------------------------------------------------------------------------------
Other                                                               1,559,135
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   162,870
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (162,870)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (924,743)
-------------------------------------------------------------------------------
Total expenses                                                     38,080,085
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,862,266)
-------------------------------------------------------------------------------
Net expenses                                                       36,217,819
-------------------------------------------------------------------------------
Net investment income                                               8,116,640
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$1,337,907) (Notes 1 and 3)                                       391,858,070
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     4,748,325
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)       (16,524,969)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  8,056,906
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the year                                        (140,536,616)
-------------------------------------------------------------------------------
Net gain on investments                                           247,601,716
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $255,718,356
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended October 31
Decrease in net assets                                  2004              2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,116,640       $23,390,619
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            380,081,426        52,595,871
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                              (132,479,710)      512,278,837
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       255,718,356       588,265,327
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (47,460,440)       (6,750,533)
-------------------------------------------------------------------------------
Class B                                           (8,399,503)               --
-------------------------------------------------------------------------------
Class C                                             (554,331)               --
-------------------------------------------------------------------------------
Class M                                             (678,609)               --
-------------------------------------------------------------------------------
Class R                                                  (24)               --
-------------------------------------------------------------------------------
Class Y                                             (905,386)         (619,818)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              51,777           174,151
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 1 and 4)                                 (884,714,746)     (641,275,022)
-------------------------------------------------------------------------------
Total decrease in net assets                    (686,942,906)      (60,205,895)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,169,799,881     3,230,005,776
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income and
undistributed net investment income of
$8,309,112 and $55,199,905, respectively)     $2,482,856,975    $3,169,799,881
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Eight
                                                                          months
                                                 Year ended                ended                Year ended            Year ended
Per-share                                          Oct. 31               Oct. 31                  Feb. 28                Feb. 29
operating performance                       2004            2003            2002+           2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.20           $5.94           $7.01           $8.62          $13.17           $9.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .03 (d)         .06             .02             .03             .11            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .66            1.22           (1.05)          (1.62)          (2.95)           5.70
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .69            1.28           (1.03)          (1.59)          (2.84)           5.69
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.16)           (.02)           (.04)           (.01)           (.01)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.62)          (1.62)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.01)           (.08)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.16)           (.02)           (.04)           (.02)          (1.71)          (1.80)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.73           $7.20           $5.94           $7.01           $8.62          $13.17
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.67           21.56          (14.72)*        (18.44)         (22.20)          63.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,919,183      $2,453,151      $2,415,850        $579,544        $620,053        $623,649
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.25 (d)        1.25             .90*           1.25            1.17            1.20
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .46 (d)         .92             .29*            .37             .93            (.14)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     76.70           81.86           91.14*(f)      102.99          199.32          209.44
---------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam
    Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.
    The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.03% of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam
    Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Eight
                                                                          months
                                                Year ended                 ended                Year ended             Year ended
Per-share                                         Oct. 31                Oct. 31                  Feb. 28                 Feb. 29
operating performance                       2004            2003            2002+           2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.60           $5.46           $6.44           $7.95          $12.22            $8.65
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.02)(d)         .01            (.01)           (.02)            .05             (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .59            1.13            (.97)          (1.49)          (2.75)            5.30
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .57            1.14            (.98)          (1.51)          (2.70)            5.22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.11)             --              --              --              --             (.12)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.54)           (1.53)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.03)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.11)             --              --              --           (1.57)           (1.65)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.06           $6.60           $5.46           $6.44           $7.95           $12.22
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.67           20.88          (15.20)*        (19.01)         (22.76)           62.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $464,644        $579,873        $574,021        $286,836        $469,505         $709,891
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   2.00 (d)        2.00            1.40*           1.98            1.87             1.88
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.29)(d)         .17            (.12)*          (.32)            .41             (.81)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     76.70           81.86           91.14*(f)      102.99          199.32           209.44
---------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam
    Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.
    The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.03% of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam
    Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Eight
                                                                          months
                                                 Year ended                ended                Year ended            Year ended
Per-share                                          Oct. 31               Oct. 31                  Feb. 28                Feb. 29
operating performance                       2004            2003            2002+           2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.94           $5.75           $6.77           $8.37          $12.81           $9.09
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.02)(d)         .01            (.01)           (.03)            .01            (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .62            1.18           (1.01)          (1.57)          (2.84)           5.56
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .60            1.19           (1.02)          (1.60)          (2.83)           5.47
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.10)             --              --              --              -- (e)        (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.59)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.02)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.10)             --              --              --           (1.61)          (1.75)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.44           $6.94           $5.75           $6.77           $8.37          $12.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.68           20.70          (15.08)*        (19.06)         (22.68)          61.94
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $34,105         $46,663         $49,207         $29,088         $40,530         $25,539
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   2.00 (d)        2.00            1.40*           1.98            1.87            1.88
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.29)(d)         .16            (.09)*          (.33)            .15           (1.04)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     76.70           81.86           91.14*(f)      102.99          199.32          209.44
---------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam
    Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.
    The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.03% of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam
    Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights**
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Eight
                                                                          months
                                                Year ended                 ended                Year ended            Year ended
Per-share                                         Oct. 31                Oct. 31                  Feb. 28                Feb. 29
operating performance                       2004            2003            2002+           2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.97           $5.75           $6.78           $8.35          $12.79           $9.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)              -- (d) (e)     .03              -- (e)        (.01)            .06            (.06)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .62            1.19           (1.02)          (1.56)          (2.87)           5.55
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .62            1.22           (1.02)          (1.57)          (2.81)           5.49
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.12)             --            (.01)             --              -- (e)        (.14)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.60)          (1.60)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.12)             --            (.01)             --           (1.63)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.47           $6.97           $5.75           $6.78           $8.35          $12.79
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.98           21.22          (15.04)*        (18.80)         (22.61)          62.48
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $34,708         $44,070         $46,210         $32,641         $47,393         $58,625
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.75 (d)        1.75            1.24*           1.73            1.62            1.63
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.04)(d)         .41             .10*           (.08)            .56            (.56)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     76.70           81.86           91.14*(f)      102.99          199.32          209.44
---------------------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam
    Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.
    The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.03% of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam
    Global Equity Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------------
                                                                                                           For the
                                                                                                            period
                                                                                              Year        Jan. 21,
                                                                                             ended       2003++ to
Per-share                                                                                  Oct. 31         Oct. 31
operating performance                                                                         2004            2003
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                          $7.19           $6.03
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                      .01 (d)         .03
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                            .65            1.13
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                          .66            1.16
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                             (.14)             --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (.14)             --
-------------------------------------------------------------------------------------------------------------------
Redemption fees                                                                                 -- (e)          -- (e)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                $7.71           $7.19
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                        9.35           19.24*
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                 $57              $1
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                     1.50 (d)        1.17*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                      .18 (d)         .52*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                       76.70           81.86
-------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.03% of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights**
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                          period
                                                                                                       Sept. 23,
                                                                                                         2002 to
Per-share                                                                     Year ended Oct. 31         Oct. 31
operating performance                                                       2004            2003            2002
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                        $7.42           $6.12           $5.89
-----------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                    .05 (d)         .06              -- (e)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                          .68            1.27             .23
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .73            1.33             .23
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net investment income                                                  (.18)           (.03)             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.18)           (.03)             --
-----------------------------------------------------------------------------------------------------------------
Redemption fees                                                               -- (e)          -- (e)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $7.97           $7.42           $6.12
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                      9.93           21.90            3.90*
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                           $30,161         $46,042        $144,718
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                   1.00 (d)        1.00             .12*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                    .70 (d)        1.18             .03*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     76.70           81.86           91.14*(f)
-----------------------------------------------------------------------------------------------------------------

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. The former Putnam Global Equity Fund did not have any class Y shares outstanding. In addition, on October 1, 2002, the merged fund changed its name from Putnam
    Global Growth Fund to Putnam Global Equity Fund.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.03% of average net assets for class
    Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former
    Putnam Global Equity Fund.

The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Global Equity Fund ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by primarily investing through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $108,979,382. The fund received cash collateral of $111,708,480 which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $2,283,934,676 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
------------------------------------
  $125,979,214      October 31, 2008
 1,457,324,781      October 31, 2009
   660,170,634      October 31, 2010
    33,680,890      October 31, 2011
     6,779,157      October 31, 2012

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts, net operating loss, realized built-in losses and income overdistribution. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $13,627,364 to decrease undistributed net investment income and $10,786,022 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $24,413,386.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation           $217,151,577
Unrealized depreciation           (104,852,119)
                                  ------------
Net unrealized appreciation        112,299,458
Capital loss carryforward       (2,283,934,676)
Cost for federal income
tax purposes                    $2,479,783,010


Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.99% of the fund's average net assets. For the year ended October 31, 2004, Putnam Management waived $874,336 of its management fee from the fund.

For the period ended October 31, 2004, Putnam Management has assumed $162,870 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $6,613,340 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2004, the fund's expenses were reduced by $1,862,266 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,855, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $82,141 and $5,816 from the sale of class A and class M shares, respectively, and received
$1,287,381 and $3,389 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $1,175 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,025,292,160 and $3,026,523,312, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,681,602      $132,801,462
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,249,355        45,370,299
----------------------------------------------------------------
                                    23,930,957       178,171,761

Shares repurchased                (116,037,417)     (866,617,661)
----------------------------------------------------------------
Net decrease                       (92,106,460)    $(688,445,900)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         41,932,671      $258,226,346
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,085,178         6,445,955
----------------------------------------------------------------
                                    43,017,849       264,672,301

Shares repurchased                (109,384,215)     (677,548,972)
----------------------------------------------------------------
Net decrease                       (66,366,366)    $(412,876,671)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,309,132       $29,667,264
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,181,520         7,892,557
----------------------------------------------------------------
                                     5,490,652        37,559,821

Shares repurchased                 (27,578,393)     (188,107,865)
----------------------------------------------------------------
Net decrease                       (22,087,741)    $(150,548,044)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,828,150       $39,143,308
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,828,150        39,143,308

Shares repurchased                 (24,007,629)     (137,023,611)
----------------------------------------------------------------
Net decrease                       (17,179,479)     $(97,880,303)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            407,923        $2,964,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        72,122           507,765
----------------------------------------------------------------
                                       480,045         3,472,612

Shares repurchased                  (2,620,758)      (18,819,370)
----------------------------------------------------------------
Net decrease                        (2,140,713)     $(15,346,758)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            653,211        $3,894,419
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       653,211         3,894,419

Shares repurchased                  (2,493,236)      (14,956,556)
----------------------------------------------------------------
Net decrease                        (1,840,025)     $(11,062,137)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            480,588        $3,488,519
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        91,820           647,328
----------------------------------------------------------------
                                       572,408         4,135,847

Shares repurchased                  (2,250,144)      (16,248,462)
----------------------------------------------------------------
Net decrease                        (1,677,736)     $(12,112,615)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            859,627        $5,194,464
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       859,627         5,194,464

Shares repurchased                  (2,566,145)      (15,558,945)
----------------------------------------------------------------
Net decrease                        (1,706,518)     $(10,364,481)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              7,343           $54,938
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                24
----------------------------------------------------------------
                                         7,346            54,962

Shares repurchased                        (171)           (1,275)
----------------------------------------------------------------
Net increase                             7,175           $53,687
----------------------------------------------------------------

                                       For the period January 21
                                     (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                166            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           166             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               166            $1,000
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            422,925        $3,316,002
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       121,203           905,386
----------------------------------------------------------------
                                       544,128         4,221,388

Shares repurchased                  (2,960,350)      (22,536,504)
----------------------------------------------------------------
Net decrease                        (2,416,222)     $(18,315,116)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,286,043       $14,551,874
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       101,610           619,818
----------------------------------------------------------------
                                     2,387,653        15,171,692

Shares repurchased                 (19,840,961)     (124,264,122)
----------------------------------------------------------------
Net decrease                       (17,453,308)    $(109,092,430)
----------------------------------------------------------------

Note 5
Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $50,407 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $468,481 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Manage ment to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended October 31, 2004. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, UBS, Merrill Lynch, Citigroup, and CSFB. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC, Credit Lyonnais, Deutsche Bank, HSBC, JP Morgan, Lehman, Morgan Stanley, RBC, Sanford Bernstein, and SG Cowen.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive

Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN006-216530  12/04

May Lose Value   Not FDIC Insured   No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Global Equity Fund
Supplement to Annual Report dated 10/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
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Total return for periods ended 10/31/04

                                                                       NAV

1 year                                                                9.93%
5 years                                                              -2.26
Annual average                                                       -0.46
10 years                                                            158.28
Annual average                                                        9.95
Life of fund (since class A inception, 7/1/94)
Annual average                                                       10.16

Share value:                                                           NAV

10/31/03                                                             $7.42
10/31/04                                                             $7.97

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Distributions:       No.        Income        Capital gains         Total
                      1         $0.175             --               $0.175

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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (09/23/02) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 11-12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04

                                                                 Class Y

Expenses paid per $1,000*                                          $5.07
Ending value (after expenses)                                  $1,037.80

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04

                                                                 Class Y

Expenses paid per $1,000*                                          $5.03
Ending value (after expenses)                                  $1,020.16

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EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                0.99%
Average annualized expense ratio for Lipper peer group ++           1.25%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

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Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $43,677*    $--             $7,356    $567
October 31, 2003    $33,600     $16,196**       $2,800    $--

*Includes fees of $ 3,559 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

**Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam
Management.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $7,923 and $18,996, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
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        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
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        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004